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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 September 10, 2001
                                 ------------------
                       (Date of earliest event reported)

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                  1-1941          24-0526133
   -------------------------------    ------------   -------------------
   (State or other jurisdiction of    (Commission    (I.R.S. Employer
    incorporation)                    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code: (610) 694-2424
                                                   --------------


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Item 5. Other Events

         On September 10, 2001, Bethlehem Steel Corporation announced the commencement of a consent solicitation with respect to its 10-3/8% Senior Notes due 2003 for the adoption of proposed amendments to certain provisions of its Indenture dated as of September 1, 1993, under which the Notes are outstanding. The proposed amendments would permit Bethlehem to complete a new $750 million Senior Secured credit facility. The consent solicitation will expire at 5:00 p.m., New York City time, on Friday, September 21, 2001, unless extended. Bethlehem will pay consenting noteholders a consent fee of $10 for each $1,000 in principal amount for which a consent is validly delivered and not revoked.

         The Consent Solicitation Statement, Consent Form and Press Release are filed as Exhibits to this Current Report on Form 8-K.



Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.    Exhibit


4(a) Consent Solicitation Statement Relating to Bethlehem Steel Corporation 10-3/8% Senior Notes Due 2003.

4(b)           Consent Form and Instructions

99             Press release of Bethlehem Steel Corporation dated September
               10, 2001 announcing the commencement of the consent solicitation with respect to its 10-3/8% Senior Notes Due 2003.




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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           BETHLEHEM STEEL CORPORATION
                                 (Registrant)

                           by:  /s/ L. A. Arnett
                                -------------------------------------
                                L. A. Arnett
                                Vice President and Controller




Date:  September 14, 2001

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                               INDEX TO EXHIBITS



Exhibit No.    Exhibit


4(a) Consent Solicitation Statement Relating to Bethlehem Steel Corporation 10-3/8% Senior Notes Due 2003.

4(b)           Consent Form and Instructions

99             Press release of Bethlehem Steel Corporation dated September
               10, 2001 announcing the commencement of the consent solicitation with respect to its 10-3/8% Senior Notes Due 2003.




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